Filed pursuant to Rule 497(e)
Registration Nos. 333-133691; 811-21897
VERT GLOBAL SUSTAINABLE REAL ESTATE FUND
a series of Manager Directed Portfolios (the “Trust”)

Supplement dated August 21, 2023 to the
Summary Prospectus, Prospectus, and Statement of Additional Information
dated October 31, 2022, as supplemented

At a meeting held on August 17, 2023, the Board of Trustees (the “Board”) of the Trust approved an Agreement and Plan of Reorganization (the “Plan of Reorganization”) which provides for the conversion of the Vert Global Sustainable Real Estate Fund (the “Fund”), a mutual fund series of the Trust, from a mutual fund to an exchange-traded fund (an “ETF”) through the reorganization of the Fund into the Vert Global Sustainable Real Estate ETF (the “Acquiring Fund”), a newly-created ETF series of the Trust (the “Reorganization”). Because applicable legal requirements do not require shareholder approval of the Reorganization and the Board has determined that the Reorganization is in the best interests of the Fund and the Acquiring Fund, shareholders of the Fund are not being asked to vote on the Reorganization.

Vert Asset Management, LLC (“Vert”), the Fund’s investment adviser, recommended the Reorganization to the Board and has agreed to assume all of the costs of the Reorganization. Vert believes the Reorganization will provide numerous benefits to Fund shareholders, including lower expenses, enhanced investor and financial intermediary access to the Fund as an ETF and the potential for greater tax efficiency. The Reorganization is expected to occur in the fourth quarter of 2023.

A combined Form N-14 information statement/prospectus (the “Information Statement”) providing information on the Reorganization, and including the Plan of Reorganization, is anticipated to be mailed to shareholders of the Fund during the fourth quarter of 2023. Under the Plan of Reorganization, shareholders of the Fund will receive shares of the Acquiring Fund having the same aggregate net asset value as the shares of the Fund they hold on the date of the Reorganization. The Reorganization is expected to be treated as a tax-free reorganization for federal income tax purposes. Shares of the Acquiring Fund are not issued in fractional shares. As a result, some shareholders who hold fractional shares of the Fund may have such fractional shares redeemed at NAV immediately prior to the Reorganization resulting in a small cash payment, which may be taxable.

Prior to the Reorganization, Vert and Dimensional Fund Advisors Fund Advisors LP (“DFA”), the Fund’s investment sub-adviser, will continue to manage the Fund in accordance with the Fund’s investment objective and principal investment strategies. After the Reorganization, Vert will serve as investment adviser for the Acquiring Fund and DFA will serve as investment sub-adviser for the Acquiring Fund. Mr. Samuel Adams, of Vert, is a portfolio manager for the Fund and will serve as a portfolio manager for the Acquiring Fund. Mr. Jed S. Fogdall, Mr. Allen Pu, and Mr. William Collins-Dean, each of DFA, are currently responsible for providing portfolio management and trading services for the Fund with respect to securities identified as eligible for the Fund by Vert, and will provide the same portfolio management services to the Acquiring Fund. Joseph F. Hohn, also of DFA, is not currently a portfolio manager of the Fund but will be added as a portfolio manager of the Acquiring Fund.

The Acquiring Fund will have the same investment objective and fundamental investment policies as the Fund nearly identical investment strategies and substantially similar risks as the Fund, all as set forth in the Fund’s current Prospectus and SAI. The Acquiring Fund will also be subject to certain risks unique to operating as an ETF. A comparison of the investment policies, strategies and risks of the Fund and the Acquiring Fund will be provided in the Information Statement.

Shareholders who hold Fund shares through an IRA or other retirement plan whose plan sponsor does not have the ability to hold shares of ETFs on its platform may need to redeem their shares prior to the Reorganization, or your broker or intermediary may transfer your investment in the Fund to a different investment option prior to or at the time of the Reorganization. If you hold shares of the Fund in an account with the Fund’s transfer agent, U.S. Bancorp Fund Services, LLC (the “Transfer Agent”), or another financial intermediary that only allows you to hold shares of mutual funds in the account, you will need to contact the Transfer Agent or your financial intermediary to transfer your shares to a brokerage account that permits investment in ETF shares. Please contact your broker or intermediary for additional information.

Fund shareholders may continue to redeem shares of the Fund until several days prior to the closing of the Reorganization. Shareholders may purchase shares of the Fund in a brokerage account through a broker, until several days prior to the closing of the Reorganization, which date will be included in the Information Statement mailed to shareholders.

Filed pursuant to Rule 497(e)
Registration Nos. 333-133691; 811-21897
Effective immediately, shares of the Fund are no longer available for purchase directly from the Transfer Agent. All references in the Fund’s Prospectus and SAI to purchasing shares directly from the Transfer Agent are hereby removed. After the Reorganization, shares of the Acquiring Fund may only be purchased and sold in a brokerage account through a broker who will execute your trade on an exchange at prevailing market prices.

Please retain this Supplement for future reference.
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